Exhibit 99.1

BTIG KOL Event December 17, 2020 NASDAQ: VSTM

2 PROPERTY OF VERASTEM INC. On Today’s Call *On April 23, 2019, we entered into a 4 th Amendment to our existing Agreement with Hercules Capital, Inc. whereas we may borrow up to an aggregate amount of $75.0 mill io n, of which $35.0 million was outstanding as of the date of amendment and 6/30/2020. **The 2018 Notes have an initial conversion rate of 139.5771 shares of Common Stock per $1,000 which translates to an initial co nversion price of $7.16 per share of Common Stock. Prepared Remarks Joining for Q&A Session • Robert (Bert) Hazlett, Managing Director – Equity Research, BTIG, LLC • Kathleen Moore, MD, MS, Associate Director for Clinical Research and the Director of the Phase 1 Drug Development Unit at the Stephenson Cancer Center at the University of Oklahoma • Brian Stuglik, Chief Executive Officer, Verastem Oncology • Jonathan Pachter, PhD, Chief Scientific Officer, Verastem Oncology • Rob Gagnon, Chief Financial Officer, Verastem Oncology • Ajay Munshi, VP Corporate Development, Verastem Oncology

3 This presentation includes forward - looking statements about, among other things, Verastem Oncology’s products and product candidates, including anticipated regulatory submissions, approvals, performance and potential benefits of Verastem Oncology products and product candidates, that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Applicable risks and uncertainties include the risks and uncertainties, among other things, regarding: the satisfaction of closing conditions with respect to the sale of the COPIKTRA assets to Secura Bio; the ability of Secura Bio to achieve the clinical and sales milestones necessary to result in additional consideration payable to Verastem. Additional information regarding these factors can be found in Verastem Oncology’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2019 and in any subsequent filings with the SEC, including in the sections thereof captioned “Risk Factors” and “Forward - Looking Information and Factors that May Affect Future Results,” as well as in our subsequent reports on Form 8 - K, all of which are filed with the U.S. Securities and Exchange Commission (SEC) and available at www.sec.gov and www.verastem.com. The forward - looking statements in this presentation speak only as of the original date of this presentation, and we undertake no obligation to update or revise any of these statements. Safe Harbor Statement

Low - Grade Serous Ovarian Cancer Treatment Landscape and Clinical Perspective Kathleen Moore, MD, MS, Stephenson Cancer Center at the University of Oklahoma

5 PROPERTY OF VERASTEM INC. Treatment Landscape and Clinical Perspective Kathleen Moore, MD, MS, Stephenson Cancer Center at the University of Oklahoma • Dr. Moore is currently an Associate Professor in the Division of Gynecologic Oncology at the University of Oklahoma. She is the Associate Director for Clinical Research and the Director of the Phase I Drug Development Unit at the Stephenson Cancer Center at the University of Oklahoma. • She received her MD from the University of Washington School of Medicine in 2000. She completed her residency in Obstetrics and Gynecology at Magee Women's Hospital, Pittsburgh, PA in 2004 and went on to complete her fellowship in Gynecologic Oncology at the University of Oklahoma in 2007. • She has been on faculty at the University of Oklahoma since 2007. • Nationally she serves as the NRG Chair for Ovarian Cancer, Associate Director for GOG - Partners and has participated in many NCI sponsored clinical trial initiatives. • She has authored over 200 manuscripts and has lead phase I through III trials including those with registration intent.

What is Low-Grade Serous Ovarian Cancer (LGSOC)?

Verastem Oncology

- Epithelial cells line the surface of the ovary and LGSOC is a type of epithelial cell cancer, or "carcinoma"
- A slow growing cancer, that has a median survival of 10 years, so patients remain in treatment for a long time
- ~6,000 patients in the U.S. and ~80,000 worldwide living with the disease
- Approximately half of those diagnosed are in their 20s, 30s, or 40s and 85% of cases will experience recurrence



A
100
90
80
70
60
50
40
30
20
10
0
0 12 24 36 48 60 72 84 96 108 120 132
Low grade (1)
High Grade

Median survival: SEER data

From Plaxe et al Am J Obstet & Gynecol 2008

Source: https://cureourovariancancer.org/ca/about/low-grade-serous-ovarian-cancer

PROPERTY OF VERASTEM INC. 6

LGSOC is a predominantly RAS-driven Subset of Ovarian Cancer

Variable	LGSOC (Grade 1)	HGSOC (Grade 2/3)
Nuclear atypia	Uniform round to oval with little variation	+++ Marked variation
Mitotic Index	<12 mitosis per 10 hpf	>12 mitoses per 10 hpf
Chromatin and variation in size of nucleus	Little	Marked (nuclear size ratio ≥3)
Mutation	KRAS ++ BRAF + ER/PR +++ PAX2 +	P53 +++
Precursor	Serous borderline tumor	Tubal intraepithelial neoplasia



LGSOC



HGSOC

Malpica et al, *Am J Pathol* 2007

PROPERTY OF VERASTEM INC. 7

8 PROPERTY OF VERASTEM INC. LGSOC is Relatively Chemo - Resistant • NCDB Propensity score - matched, NCDB study of 755 women with advanced LGSOC, Median OS for those receiving platinum/ taxane - based chemo after primary CRS was 88.2 months compared to 95.9 months among those who were observed and did not receive chemo ▪ OCAC Retrospective, multi - site Ovarian Cancer Association Consortium (OCAC) analysis of 714 women with LGSOC demonstrated that stage, residual disease status, and CA - 125 were prognostic of survival on multivariable analysis Receipt of platinum - based chemotherapy was not associated with survival (HR 0.94; 95% CI 0.69=1.28) Glockley , Obstet Gynecol , 2017; May et al, unpublished, 2018

9 PROPERTY OF VERASTEM INC. First - line Treatment of Advanced LGSOC: Utilizing Hormonal Therapy MD Anderson: 1 ° CRS C/T +/ - HMT ( n=203) • 70 received Hormonal therapy maintenance (HMT) after C/T • Median PFS carbo/ taxol /OBS vs. carbo/ taxol /HMT=26.4 vs. 64.9 mos (p<0.001) • Letrozole most common therapy JHH/Cleveland Clinic 1 ° CRS hormonal monotherapy (n=27) • Only 22% recurred after median follow - up of 41 months • Median PFS and OS not reached but 2 year PFS 82.8% and OS 96.3%. • Optimal treatment unknown Gershenson et al, J Clin Oncol, 2016; Fader et al, Gynecol Oncol, 2016

10 PROPERTY OF VERASTEM INC.

11 PROPERTY OF VERASTEM INC. Kurman & Shih 2011 ORR SD Number Carboplatin 3 15 25 PLD 0 11 21 Paclitaxel 1 11 18 Carbo/Paclitaxel 0 7 10 Topotecan 0 5 10 Carbo/ Gemcitabine 0 1 1 Percentage 5% 59% N=85 Gershenson et al Gyne Oncol 2009 Recurrent LGSOC Responds Poorly to Chemotherapy MEK inhibitor

12 PROPERTY OF VERASTEM INC. PHASE II TRIAL OF SELUMETINIB - MEK INHIBITOR IN LOW GRADE SEROUS OVARIAN CANCER Farley et al Lancet Oncol 2013

13 PROPERTY OF VERASTEM INC. Study Design Eligibility Criteria Recurrent LGSOC Prospective digital path review Measurable disease by RECIST 1.1 At least 1 prior platinum regimen Unlimited no. prior therapies No prior MEKi, BRAFi Cannot have received all 5 SOC R Trametinib 2 mg daily continuously until progression Standard of Care 1. Letrozole 2.5 mg daily 2. PLD 40 - 50 mg IV Q. 28d 3. Weekly Paclitaxel 80 mg/m2 3/4 weeks 4. Tamoxifen 20 mg bid daily 5. Topotecan 4.0 mg/m2 on days 1, 8, 15 Q. 28d Until progression Trametinib 2 mg daily continuously until progression Crossover Allowed N = 260 Primary endpoint: PFS (investigator - assessed)

14 PROPERTY OF VERASTEM INC. TRAMETINIB IN LGSOC Trametinib Control (SOC) Median (Months) 95% CI 13.0 (9.9 – 15.0) 7.2 (5.6 - 9.9) Hazard Ratio 95% CI 0.48 (0.36 – 0.64 ) One - sided p - value <0.0001 Trametinib Control (SOC) Median (Months) 95% CI 37.0 (30.3 to NE) 29.2 (23.5 to 51.6) Hazard Ratio 95% CI 0.75 (0.51 – 0.1.11 ) One - sided p - value 0.054 130 36 3 0 130 61 18 3 0 0 12 24 36 48 Months at Risk 0.00 0.25 0.50 0.75 1.00 P r o p o r t i o n A l i v e a n d P r o g r e s s i o n F r e e SOC Trametinib 130 36 3 0 130 61 18 3 0 0 12 24 36 48 Months at Risk 0.00 0.25 0.50 0.75 1.00 P r o p o r t i o n A l i v e a n d P r o g r e s s i o n F r e e SOC Trametinib Trametinib SOC Randomized RX + Censored 130 100 57 22 7 0 130 103 66 27 8 0 0 12 24 36 48 60 Months at Risk 0.00 0.25 0.50 0.75 1.00 P r o p o r t i o n A l i v e SOC Trametinib 130 100 57 22 7 0 130 103 66 27 8 0 0 12 24 36 48 60 Months at Risk 0.00 0.25 0.50 0.75 1.00 P r o p o r t i o n A l i v e SOC Trametinib Trametinib SOC Randomized RX + Censored PFS OS

15 PROPERTY OF VERASTEM INC. Response by RECIST 1.1 Arm No. Pts CR + PR /Treated Objective Response Rate (95% CI) Stable Disease Rate Response Duration Months (95% CI) Odds Ratio For ORR (95% CI) P - Value Trametinib 34/130 26.2% (19.0 - 34.0) 59.2% 13.6 (8.1 - 18.8) 5.4 (2.4 - 12.2) < 0.0001 Control (SOC) 8/130 6.2% (2.0 - 10.0) 70.8% 5.9 (2.8 - 12.2) Letrozole 6/44 13.6% 70.5% Tamoxifen 0/27 0% 66.7% Paclitaxel 1/11 9.1% 63.6% PLD 1/40 2.5% 80.0% Topotecan 0/8 0% 50.0% 34.8% discontinuation rate for trametinib due to adverse event vs. 12.3% for the control arm

MILO Study Design

Patients with Recurrent/Persistent LGS Carcinoma of the Ovary, Fallopian Tube or Primary Peritoneum
≥1 prior platinum based regimen but ≤ 3 prior lines of chemo
Unlimited prior hormonal therapies (ENGOT Model C)

Stratification:
Platinum-Free Interval (≤ 182 days vs > 182 days)
# of Prior Systemic Chemo Regimens (1 or 2 vs. >2)

Randomization 2:1

Binimetinib (N=228)

(45mg PO BID)

Physicians' Choice of Chemotherapy (N=113)**

Pegylated Liposomal Doxorubicin	Paclitaxel	Topotecan
(40mg/m2 IV, day 1 of 28 day cycle)	(80mg/m2 IV on days 1,8,15 of 28 day cycle)	1.25 mg/m2 IV on Days 1-5 of 21 day cycle)

- Study initiation: June 2013
- Interim analysis cutoff date: January 2016 (N=303)*
- Updated analysis cutoff date: January 2019 (N=341)

*Study enrollment discontinued after this planned interim PFS analysis crossed the predefined futility boundary (observed hazard ratio of 1.21).

**Crossover allowed following PD on PCC

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17 PROPERTY OF VERASTEM INC. Binimetinib (MILO Trial) versus Physician Choice MILO trial: Standard of care treatment Median Progression - free survival 11.5 months ; Median Overall survival 34 months GOG 281 SOC: median PFS 7.2 months; median OS 29.2 months Grisham et al IGCS, Brazil 2019 BICR 31% of patients on binimetinib discontinued due to adverse event as compared to 17% in the control group

18 PROPERTY OF VERASTEM INC. KRAS MUTATION ASSOCIATED WITH PROLONGED PFS IN PATIENTS TREATED WITH BINIMETINIB Median PFS for Binimetinib KRAS Mutant: 17.7 months (12, NA) KRAS WT: 10.8 months (5.5, 16.7) P= 0.006 Median PFS for Phys Choic e KRAS Mutant: 14.6 months (9.4, NA) KRAS WT: 11.5 months (5.7, 26.6) P=0.502 Grisham et al IGCS, Brazil 2019

19 PROPERTY OF VERASTEM INC. Recurrent low grade serous ovarian cancer responds very poorly to chemotherapy Trametinib led to a significant improvement in PFS and is now NCCN listed as an option for recurrent disease Similar results were not seen with binimetinib but the study design differed in terms of BICR vs investigator assessment of response Other SOC options include anti - estrogen therapies (ORR 9 - 14%) Clinical trials have explored combination MEK and PI3K inhibition without benefit for the combination (NCT01936363), androgen receptor inhibition (38% with PFS6) and CDK4/6 inhibitors + aromatase inhibitors (ongoing studies) Although a rare disease, these women live many years while continuously on therapy justifying continued development in this space There is a Continued Need for New Therapeutic Options for LGSOC Patients Dalton et al Gyne Onc 2017; Grisham et al. Int J Gynecol 2014; Gershenson et al. Gyne Onc 2012; Tang et al. Gyne Onc 2019, Grisham et al. IGCS 2019 Plenary 6

Development History of VS - 6766 Jonathan Pachter, PhD, Chief Scientific Officer, Verastem Oncology

Low - Grade Serous Ovarian Cancer VS - 6766 + Defactinib Current Data Jonathan Pachter, PhD, Chief Scientific Officer, Verastem Oncology

VS-6766 is a Unique Small Molecule RAF/MEK Inhibitor



Growth factors
RTK
RAS
RAF
MEK
ERK
Tumor Growth

- VS-6766 inhibits both MEK & RAF kinase activities
- MEK inhibitors paradoxically induce MEK phosphorylation (pMEK) by relieving ERK-dependent feedback inhibition of RAF
- By inhibiting RAF phosphorylation of MEK, VS-6766 has advantage of not inducing pMEK
- VS-6766 inhibits ERK signaling more completely; may confer enhanced therapeutic activity



MEK1
IC_{50}: 0.16 ± 0.043 μmol/L
RAF family
IC_{50}(CRAF●): 0.056 ± 0.016 μmol/L
IC_{50}(BRAF ☐): 0.019 ± 0.0030 μmol/L
IC_{50}(BRAF V600E▲): 0.0082 ± 0.0015 μmol/L
% Inhibition
VS-6766 conc. (μmol/L)



VS-6766
PD0325901
0 0.01 0.03 0.1 0.3 1 3 10
pMEK
MEK
pERK
ERK

Reference: Ishii et al., *Cancer Res*, 2013; Lito et al., *Cancer Cell*, 2014; Blasco, R. B. et al. *Cancer Cell* (2011); Sanclemente, M. et al. *Cancer Cell* (2018)

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23 Favorable Tolerability Profile for Novel Intermittent Dosing Regimen of VS - 6766 plus Defactinib Daily at MTD N=6 28 - day cycle 4mg twice weekly N=26 28 - day cycle RP2D (VS - 6766 3.2mg twice weekly + defactinib 200mg twice daily) N=26 21 days of 28 - day cycle Adverse Event Grade ≥3 Grade ≥3 Grade ≥3 Rash related 3 (50%) 5 (19%) 1 (4%) CK elevation 1 (17%) 2 (8%) 1 (4%) Blurred vision - - - Peripheral edema - - - Diarrhea - 1 (4%) - Mucositis - 1 (4%) - Fatigue - 1 (4%) - Nausea - - - 1 Chenard - Poirier, et al . ASCO 2017.

24 VS - 6766 in Combination with Defactinib Shows Robust ORR with Durability in Refractory LGSOC with Expanded Number of Patients (n=17) 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 -70 -60 -50 -40 -30 -20 -10 0 10 20 Response by RECIST Time (months) R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) FRA101001 - KRAS G12V FRA101002 - KRAS G12A FRA101009 - KRAS G12D FRA101012 - KRAS WT FRA101007 - KRAS WT FRA101014 - KRAS G12D FRA101015 - KRAS - G12V FRA101019 - KRAS G12D FRA101024 - KRAS WT FRA101025 - KRAS WT FRA102010 - KRAS G12D FRA101028 - Undocumented FRA101032 - KRAS D33E, I24N FRA101033 - KRAS G12D FRA101035 - KRAS G12D FRA101037 - KRAS WT FRA101038 - KRAS WT Continuing on treatment 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 FRA101015 FRA101012 FRA101038 FRA101037 FRA101035 FRA101007 FRA102010 FRA101033 FRA101032 FRA101028 FRA101024 FRA101025 FRA101019 FRA101014 FRA101009 FRA101001 FRA101002 Time on Treatment (months) * * * * * # * * * # * G12A G12V G12D G12D G12D WT WT Undocumented D33E, I24N G12D G12D WT G12D WT WT WT G12V Time on Treatment Previous MEK inhibitor treatment Continuing on treatment * Approaching PR # Time to response Partial Response Stable Disease • KRAS - G12 mutations ORR = 56% (5/9); data still maturing • Current ORR = 41% (7/17); data still maturing • 5/9 PRs in pts who had previous MEKi 1 • 9/17 (53%) still on study 2 • 3 pts on treatment for ~2 yrs or more 1 Patients came off prior MEKi treatment primarily for progression 2 Data cutoff date August 17, 2020

25 VS - 6766 in Combination with Defactinib Shows Robust ORR with Durability in Refractory LGSOC at Phase 2 Dose Level • ORR in KRAS mt = 50% (3/6); data still maturing • Current overall ORR = 45% (5/11); data still maturing • 9/11 (82%) still on study at RP2D 1 • 2 pts on treatment for 2.5 yrs 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 FRA101038 FRA101037 FRA101035 FRA102010 FRA101033 FRA101032 FRA101028 FRA101024 FRA101025 FRA101001 FRA101002 Time on Treatment (months) * * * * * # * * * # * G12A G12V WT WT Undocumented D33E, I24N G12D G12D G12D WT WT Time on Treatment Previous MEK inhibitor treatment Continuing on treatment * Approaching PR # Time to response Partial Response Stable Disease 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 -70 -60 -50 -40 -30 -20 -10 0 10 20 Response by RECIST Time (months) R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) FRA101001 - KRAS G12V FRA101002 - KRAS G12A FRA101024 - KRAS WT FRA101025 - KRAS WT FRA102010 - KRAS G12D FRA101028 - Undocumented FRA101032 - KRAS D33E, I24N FRA101033- KRAS G12D FRA101035 - KRAS G12D FRA101037 - KRAS WT FRA101038 - KRAS WT Continuing on treatment All patients on RP2D: 3.2 mg VS - 6766 (2x/wk) + 200 mg Defactinib (BID) q3/4 wks 1 Data cutoff date August 17, 2020

26 KRAS Mutated (mt) and Wild Type (wt), Phase 2, Recurrent LGSOC Adaptive Design for Potential Accelerated Approval * Selection Phase – KRAS mt only ** Expansion Phase – final sample size to be adjusted based on adaptive design FDA Was Supportive of Development Strategy and Adaptive Design This Registration - directed Phase 2 Study Commenced in 4Q20 Recurrent LGSOC Measurable disease (RECIST 1.1) Prior MEKi allowed Approximately 32 subjects Primary Endpoint ORR Hierarchical evaluation of: 1) In KRAS mt subjects 2) All subjects (KRASmt & wt) Defactinib+VS - 6766 Defactinib 200 mg PO BID 21/28 days + VS - 6766 3.2 mg PO 2x/wk 21/28 days VS - 6766 Mono VS - 6766 4.0 mg PO 2x/wk 21/28 days Selected Regimen based on ORR Additional 20 - 30 subjects with KRAS mt Additional 36 - 56 subjects with KRAS wt Total Range of Subjects: 88 - 118 Selection Phase* Expansion Phase**

www.verastem.com Question & Answer Session Hosted by Bert Hazlett Featuring Dr. Kathleen Moore

Next Steps Beyond LGSOC Brian Stuglik, Chief Executive Officer, Verastem Oncology Jonathan Pachter , PhD, Chief Scientific Officer, Verastem Oncology

High Unmet Needs in RAS/RAF/MEK/ERK-Driven Cancers


KRAS-mutant Cancers[1]
NSCLC
Incidence[3,5]: 194K
31%
Pancreatic
Incidence[5]: 58K
98%
Uterine Endometrioid
Incidence[4,5]: 59K
21%
Colorectal
Incidence[5]: 105K
45%
Ovarian
Incidence[5]: 22K
5%
NRAS-mutant Cancers[1]
Melanoma
Incidence[5]: 108K
28%
Multiple Myeloma
Incidence[5]: 32K
20%
BRAF-mutant Cancers[2]
Melanoma
Incidence[5]: 108K
60%
Ovarian
Incidence[5]: 22K
35 – 60%
Papillary Thyroid
Incidence[5,6]: 42K
30 – 80%

Breadth of potential opportunity

- 30% of all human cancers are driven by mutations of the RAS family of genes

Established prognostic significance

- Patients with mutations of the RAS family have an overall worse prognosis

Challenges with conventional approaches

- Modest progress; limited number of approved therapies
- Single agent therapies (e.g. MEK inhibitors) associated with resistance
- Tolerable combination regimens with MEK inhibitors have been challenging
- Current RAS inhibitors in development address only a minority of all RAS mutated cancers

Incidence Sources:

[1]Reference for RAS mt frequencies – Cox et al. *Nature Reviews* 13: 828, 2014; [2]Reference for BRAF mt frequencies – Turski et al. *Mol Cancer Ther* 15: 533, 2016
[3]85% of lung cancer is NSCLC (Lu et. al. *Cancer Manag Res.* 2019); [4]90% of all uterine cancers are of the endometrial type (ACS); [5]Cancer Statistics 2020, Siegel et. al. *CA Cancer J Clin* 2020;70:7-30; [6]8 out of 10 thyroid cancers are of the papillary type (ACS)

References:

McCormick F Clin Cancer Res 15April2015; Adderley H et al. EBioMedicine 01Mar2019; Papke B et al. Science 17Mar2017; Ryan M et al. *Nature Reviews Clinical Oncology* 01Oct2018; NIH cancer.gov/research/key-initiatives/ras

PROPERTY OF VERASTEM INC. 29

30 PROPERTY OF VERASTEM INC. Preclinical evidence suggests combination with Defactinib may improve efficacy in KRAS G12V Activity of VS - 6766 as a single agent and in combo with Defactinib in KRAS G12V 1 additional confirmed PR in KRAS G12V mutant patient as of Mar - 2020 VS - 6766 ± Defactinib Has a Confirmed 57% ORR in KRAS G12V NSCLC in Integrated Analysis Strong Signal Identified in KRAS G12V to Be Further Validated Source: 1 Guo, et al Lancet Oncology 2020 2 Banerji, AACR VM 1, April 27, 2020, CT143 *On Treatment Best Response by RECIST in KRAS G12V NSCLC Time on Treatment for KRAS G12V NSCLC 0% 0% - 8% - 38% - 38% - 61% - 68% -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% Mono Mono Mono Combo Mono Combo Mono Best Response (% Change from Baseline) All Confirmed Responses NSCLC (57% ORR; N=7) Mono = VS - 6766 Monotherapy 1 Combo = VS - 6766 + Defactinib 2 * * March 2020 ** 7 17 18 18 18 58 0 5 10 15 20 25 30 35 40 45 50 55 60 Mono Mono Combo Mono Combo Mono Mono Weeks on Treatment 215 214 * *

NSCLC Clinical Strategy: KRAS Mutant (mt), Enriched G12V, Phase 2, Recurrent NSCLC for Potential Accelerated Approval

Verastem Oncology

Eligibility

- Recurrent NSCLC
- 1-2 prior regimens
- 1 prior platinum-containing chemo;
- Prior CPI unless contraindicated
- Measurable disease (RECIST 1.1)
- Appropriate approved therapy for other relevant mutations
- No prior MEKi, no prior KRAS-specific targeted therapy
- No untreated CNS metastases
- ECOG OS 0-1

Selection Phase

- Defactinib+VS-6766[1]; KRAS mt G12V; N=16
- VS-6766[2]; KRAS mt G12V; N=16
- Defactinib+VS-6766[1]; KRAS mt non-G12V; N=25, maximum

Expansion Phase

- KRAS Mutant – G12V: Selected Regimen based on ORR
- KRAS Mutant – non-G12V
  - Exploratory mutation-specific cohort analyses for ORR

Outcome

- **Final G12V sample size to be discussed with FDA**
- **Non-G12V Cohorts TBD based on results of exploratory analysis**

This Registration-directed Phase 2 Study is expected to commence November 2020 with an estimated Primary Completion Date for the Expansion Phase of March 2023 (clinicaltrials.gov)

[1] Defactinib 200 mg PO BID (21/28 days) + VS-6766 3.2 mg PO 2x/wk (21/28 days)
[2] VS-6766 4.0 mg PO 2x/wk (21/28 days)

PROPERTY OF VERASTEM INC. 31

Vertical Blockade: Establishing VS-6766 as the backbone of therapy for RAS pathway-driven tumors



Growth factors
RTK
EGFRi
FGFRi
SHP2i
SOS1i
G12Ci
RAS
RAFi
RAF
VS-6766
MEKi
MEK
ERKi
ERK
Tumor Growth

- Current Challenges
  - Blocking any single target in the pathway is insufficient for maximum depth and duration of anti-tumor efficacy
    - e.g. SHP2i, KRAS-G12Ci, RAFi, MEKi, ERKi
  - Vertical inhibition concept is now well established
    - Necessary to block more than 1 target in the pathway
  - Many of these agents (e.g. SHP2i, MEKi) have poor tolerability as monotherapy and in combination

- Solutions offered by VS-6766
  - Vertical inhibition (RAF and MEK blockade) in a single drug
  - Best-in-class tolerability with established twice weekly dosing regimen
    - Should enable tolerable combinations
  - Compelling synergy data (preclinical) emerging for VS-6766 combinations (e.g. with KRAS-G12C inhibitors)

References: [1] Chen, *Mol Cancer Res* 2018; [2] Banerji, BTOG Dublin, Jan 23, 2019

PROPERTY OF VERASTEM INC. 32

Parallel Pathway Blockade: Establishing VS-6766 as the backbone of therapy for RAS pathway-driven tumors


Growth factors
RTK
EGFRi
FGFRi
SHP2i
SOS1i
G12Ci
RAS
RAFi
RAF
MEKi
MEK
VS-6766
ERKi
ERK
Extracellular Matrix
Integrin
β
α
FAK
FAKi
P
SRC
PI3K
AKT
AKTi
mTOR
mTORi
RhoA, YAP, etc.
Tumor Growth

- Current Challenges
  - Blocking Ras pathway can be circumvented through parallel pathways
    - e.g. PI3K/AKT/mTOR, FAK, RhoA, YAP
  - Combinations of MEKi + AKTi have shown poor tolerability
- Solutions offered with VS-6766
  - Good tolerability with twice weekly VS-6766 opens up intermittent dosing options for combinations
  - Compelling preclinical synergy data with VS-6766 in combination with FAK inhibition and with AKT pathway inhibition (e.g. everolimus)
  - RP2D established for VS-6766 + defactinib and for VS-6766 + mTORi (everolimus) with twice weekly regimen (Udai Banerji, 3Q20)

References: [1] Chen, *Mol Cancer Res* 2018; [2] Banerji, BTOG Dublin, Jan 23, 2019

PROPERTY OF VERASTEM INC. 33

34 VS - 6766 “ Defactinib High Priority Indications Supported by Initial Data Registration - Directed Trials Initiating in 4Q20 LGSOC 1,2 KRAS G12V NSCLC 1,2 Expansion Opportunities Pancreatic 1,2 (10 pt cohort initiated) KRAS mt endometrial 1 (10 pts initiated) Uveal Melanoma 2 (IST initiating) BRAF mt melanoma 1,2 NRAS mt melanoma BRAF mt prostate 2 Other Mutation Opportunities GNAQ mutations in uveal melanoma 2 NF1 mutations in melanoma MAP3K1 mutations in breast cancer High Priority Lead Indications with Multiple Growth Opportunities 1 Supported by clinical data 2 Supported by preclinical data Other Combinations Anti - PD - 1 1,2 KRAS G12C inhibitors 2 Everolimus 1 , 2 SHP2 inhibitors

www.verastem.com Question & Answer Session Hosted by Bert Hazlett Featuring Verastem Management